SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             _______________________


                      Date of Report
                      (Date of earliest
                      event reported):        April 19, 2004


                               Badger Meter, Inc.
               --------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Wisconsin                      1-6706                         39-0143280
---------------              ----------------                   ------------
(State or other              (Commission File                  (IRS Employer
jurisdiction of                   Number)                    Identification No.)
incorporation)


              4545 West Brown Deer Road, Milwaukee, Wisconsin 53223
           ----------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (414) 355-0400
                          -----------------------------
                         (Registrant's telephone number)

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Item 7.           Financial Statements and Exhibits.
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                  (a)           Financial Statements of Business Acquired.
                                ------------------------------------------

                  Not applicable.

                  (b)           Pro Forma Financial Information.
                                --------------------------------

                  Not applicable.

                  (c)           Exhibits.
                                ---------

                  The exhibit listed in the accompanying Exhibit Index is filed as part of this Current Report on Form 8-K.

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

Item 12.          Results of Operations and Financial Condition.
--------          ----------------------------------------------

                  As required by Section 401(b) of the Sarbanes-Oxley Act, Badger Meter, Inc. is filing its quarterly earnings release for the first quarter 2004.





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                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  BADGER METER, INC.



Date:  April 19, 2004    By:      /s/ Richard E. Johnson
                            ----------------------------------------------------
                                  Richard E. Johnson
                                  Senior Vice President - Finance and Treasurer
                                  Chief Financial Officer

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

                               BADGER METER, INC.

                   Exhibit Index to Current Report on Form 8-K
                              Dated April 19, 2004


Exhibit
Number
------                            Description
                                  -----------

 (99.1)           Badger Meter, Inc. Press Release, dated April 19, 2004.

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